SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  March 23, 2007

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In October 2006,  we disclosed that  Jim Sinegal, our chief executive officer, received, as part of a broad grant of stock options to hundreds of employees, one grant for which the accounting measurement date was changed following a review of our historical stock option granting practices by a special committee of our board of directors.  The special committee determined that the original measurement date may have benefited him by up to $200,000.  As previously reported, on March 23, 2007, Mr. Sinegal exercised that option.  On March 26, 2007 he voluntarily paid $200,000 to the Company to avoid any question about whether he personally benefited from the original measurement date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Date: March 27, 2007	By:	/s/ Richard A. Galanti

Richard A. Galanti, Executive Vice
President and Chief Financial Officer